Transamerica LandmarkSM Variable Annuity	Transamerica FreedomSM Variable Annuity
Transamerica ExtraSM Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated December 16, 2022

to the

Updating Summary Prospectuses dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Return (as of 12/31/21
					1 year	5 years	10 years
Investment Objective: Seeks income and capital growth consistent with reasonable risk.	Fidelity ® VIP Balanced Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.71%	0.30%	1.01%	17.99%	14.69%	12.37%
Investment Objective: Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund ® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.85%	-	0.85%	27.51%	19.87%	16.35%
Investment Objective: Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.86%	-	0.86%	25.31%	13.32%	13.00%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.88%	-	0.88%	33.34%	13.67%	13.47%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.69%	-	0.69%	5.78%	6.88%	5.37%

This Supplement must be accompanied or preceded by the applicable Updating Summary Prospectuses.

Please read this Supplement carefully and retain it for future reference.

Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation – Moderate Growth VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.09%	-	1.09%	13.70%	11.58%	9.20%
Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP - Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.13%	-	1.13%	8.18%	9.60%	7.66%
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.	Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.30%	-	1.30%	7.18%	6.32%	3.83%

This Supplement updates certain information in the above referenced Updating Summary Prospectuses (“Summary Prospectuses”). Except as indicated in this Supplement, all other information included in the Summary Prospectuses remains unchanged. We will send you another copy of the applicable Summary Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Summary Prospectus.

This Supplement must be accompanied or preceded by the applicable Updating Summary Prospectuses.

Please read this Supplement carefully and retain it for future reference.